SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2002

EMC CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 Parkwood Drive, Hopkinton, MA		01748
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A
(Former Name or Former Address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                (c) Exhibits

                        99.1                 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances relating to Exchange Act filings, dated August 13, 2002.

                        99.2                 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances relating to Exchange Act filings, dated August 13, 2002.

Item 9.  Regulation FD Disclosure

                On August 13, 2002, Joseph M. Tucci and William J. Teuber, Jr., the principal executive officer and principal financial officer of EMC Corporation (the “Company”), respectively, each filed with the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to filings of the Company under the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Exchange Act.  The Company is filing copies of such statements as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Mark A. Link
Mark A. Link
Vice President and
Chief Accounting Officer

Date:       August 13, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances relating to Exchange Act filings, dated August 13, 2002.

99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances relating to Exchange Act filings, dated August 13, 2002.